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                                  EXHIBIT 10.2

              AMENDMENT THIRTEEN TO INSURANCE PROCESSING AGREEMENT

This document is Amendment Thirteen to the Insurance Processing Agreement, made and entered into effective June 1, 1993, and amended by Amendment One to Marketing Agreement dated September 16, 1993; Amendment One to Insurance Processing dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance Processing Agreement dated October 19, 1998; Amendment Four to Insurance Processing Agreement dated December 15, 1998; Amendment Five to Insurance Processing Agreement dated March 25, 1999, Amendment Six to Insurance Processing Agreement dated May 10, 1999, Amendment Seven to Insurance Processing Agreement dated June 24, 1999, Amendment Eight to Insurance Processing Agreement dated August 5, 1999, Amendment Nine to Insurance Processing Agreement dated October 1, 1999, Amendment Ten to Insurance Processing Agreement dated January 31, 2000, Amendment Eleven to Insurance Processing Agreement dated March 1, 2000, and Amendment Twelve to Insurance Processing Agreement dated April 19, 2000, (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Marketing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 6.1 of the Agreement is hereby deleted in its entirety and the following new Section 6.1 shall be substituted therefore:

        "6.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on July 31, 2000, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all terms and provisions of the Insurance Processing Agreement shall remain in full force and effect.


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        LEGACY MARKETING GROUP                     AMERICAN NATIONAL INSURANCE
                                                   COMPANY
        By:       /s/ Preston Pitts          By:        /s/ Kelly M. Collier
                  -----------------                     --------------------

        Title:    President                  Title:     V. P. Alternative Distribution
                  ---------                             ------------------------------

        Witness:  /s/ Anne Sedleniek         Witness:   /s/Nicole Abraham
                  ------------------                    -----------------

        Date:     July 31, 2000              Date:      July 6, 2000
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